EXHIBIT 99.1

                Computational Materials filed on June 30, 2005.

                                                    COMPUTATIONAL MATERIALS FOR
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                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR11



                            Computational Materials



                         $[325,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                         [LOGO OMITTED] INDYMAC BANK
                          Seller and Master Servicer






                               June [10], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
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FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management
-------------------------
Matt Whalen                (212) 449-0752
Paul Park                  (212) 449-6380
Tom Saywell                (212) 449-2122
Alan Chan                  (212) 449-8140
Fred Hubert                (212) 449-5071
Alice Chu                  (212) 449-1701
Sonia Lee                  (212) 449-5067
Oleg Saitskiy              (212) 449-1901
Keith Singletary           (212) 449-9431
Calvin Look                (212) 449-5029

Trading
-------
Scott Soltas               (212) 449-3659
Charles Sorrentino         (212) 449-3659
Colin Sheen                (212) 449-3659
Edgar Seah                 (212) 449-3659

Research
--------
Glenn Costello             (212) 449-4457













Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
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DEAL STRUCTURE SUMMARY:


                                INDX 2005-AR11

            $325,000,000 (Approximate, Subject to Final Collateral)
                  Adjustable Rate Residential Mortgage Loans

---------------------------------------------------------------------------------------------------------------------------------
  Class      Principal         WAL (Yrs)        Pymt Window        Certificate                            Expected Rtgs
             Balance(3)     (Roll/Mat)(1)   (Months)(Roll/Mat)(1) Interest Rates      Tranche Type        [S&P/Moody's]
---------------------------------------------------------------------------------------------------------------------------------


  A-1      $ 72,466,000       1.25/1.25         1-35/1-35            WAC(2)          Senior/Sequential       AAA/Aaa
  A-2      $ 15,678,000       3.50/3.50      35 - 51/35 - 51         WAC(2)          Senior/Sequential       AAA/Aaa
  A-3      $ 26,572,000       6.33/6.33     51 - 119/51 - 120        WAC(2)          Senior/Sequential       AAA/Aaa
  A-4       $ 6,184,000      9.99/13.67   119 - 120/120 - 360       WAC(2)          Senior/Sequential       AAA/Aaa
  A-5     $ 112,437,000      3.10/3.26       1 - 120/1 - 360         WAC(2)       Senior/Super Senior/PT     AAA/Aaa
  A-6       $ 8,463,000       3.10/3.26      1 - 120/1 - 360         WAC(2)          Senior/Support/PT       AAA/Aaa
  A-7      $ 60,450,000       3.10/3.26      1 - 120/1 - 360         WAC(2)              Senior/PT           AAA/Aaa
  B-1      $ 10,075,000                                                                 Subordinate            AA/
  B-2       $ 4,225,000                                                                 Subordinate             A/
  B-3       $ 2,600,000                                                                 Subordinate            BBB/
  B-4       $ 2,437,000              Information Not Provided Hereby                    Subordinate            BB/
  B-5       $ 2,112,000                                                                 Subordinate             B/
  B-6       $ 1,301,000                                                                 Subordinate           NR/NR
-----------------------------------------------------------------------------------------------------------------------------------
   Total  $ 325,000,000
-----------------------------------------------------------------------------------------------------------------------------------


(1) The WAL and Payment Windows to Roll for the Class A-1, Class A-2, Class A-3 Class A-4, Class A-5, Class A-6 and Class A-7 Certificates are shown assuming all loans are paid on their first reset date ("CPB") at pricing speed of 25% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-3 Class A-4, Class A-5, Class A-6 and Class A-7 Certificates are shown at pricing speed of 25% CPR (as described herein).
(1) The Class A-1, Class A-2, Class A-3 Class A-4, Class A-5, Class A-6 and Class A-7 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%
(2) The Principal Balances for the Class A-1, Class A-2, Class A-3 Class A-4, Class A-5, Class A-6 and Class A-7 Certificates are subject to a 10% change.









Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

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                                                    COMPUTATIONAL MATERIALS FOR
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Depositor:                IndyMac MBS, Inc.

Seller and
Master Servicer:          IndyMac Bank, F.S.B.

Lead Manager:             Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee:                  Deutsche Bank National Trust Company.

Rating Agencies:          [Moody's and Standard & Poor's] are expected to
                          provide ratings on the Class A-1, Class A-2, Class
                          A-3, Class A-4, Class A-5, Class A-6, Class A-7,
                          Class B-1, Class B-2, Class B-3, Class B-4 and
                          Class B-5 Certificates. [The Class B-6 Certificates will not be rated.]

Sample Pool
Calculation Date          June 1, 2005. All references herein to
                          principal balances as of such date give effect to the application of scheduled payments due on or before June 1, 2005.

Cut-off Date:             June 1, 2005.

Pricing Date:             On or about June [13], 2005.

Settlement Date:          On or about June [30], 2005.

Distribution Dates:       The 25th day of each month (or if not a business
                          day, the next succeeding business day), commencing in July 2005.

Certificates:             The "Senior Certificates" will consist of the
                          Class A-1, Class A-2, Class A-3, Class A-4,
                          Class A-5, Class A-6 and Class A-7
                          Certificates.

                          The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

Registration:             The Offered Certificates will be made available in
                          book-entry form through DTC[, and upon request only, through Clearstream, Luxembourg and the Euroclear system.]

Federal Tax Treatment:    It is anticipated that, for federal income tax
                          purposes, the Offered Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:        The Offered Certificates are expected to be
                          eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or section 4975 of the Code, subject to certain conditions.
                          Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, section 4975 of the Code or other similar laws.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

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                                                    COMPUTATIONAL MATERIALS FOR
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SMMEA Treatment:          The Senior Certificates and the Class B-1
                          Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Clean-Up Call:            The terms of the transaction allow for an
                          optional termination of the trust and
                          retirement of the Certificates on the date (the
                          "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:           The aggregate principal balance of the
                          Mortgage Loans as of the Closing Date is approximately $325,000,000. All the Mortgage
                          Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                          The collateral tables included in these
                          Computational Materials represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include any additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.

                          With respect to Mortgage Loans, the final pool will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

                          The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $314,717,208. The Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month LIBOR index.

Accrued Interest:         The price to be paid for the Offered
                          Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date.
                          Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:  The interest accrual period with respect to all the
                          Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

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                                                    COMPUTATIONAL MATERIALS FOR
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Credit Enhancement:    Senior/subordinate, shifting interest structure.

                    -----------------------------------------------------------
                                                         Bond       Initial
                    Certificates         [S&P/Moody's]  Sizes*   Subordination*
                    -----------------------------------------------------------
                    Senior Certificates     AAA/Aaa      93.00%      7.00%
                    -----------------------------------------------------------

                      *Preliminary and subject to revision.

                      Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                      Credit enhancement for the Class B-1
                      Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                      Credit enhancement for the Class B-2
                      Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and
                      Class B-6 Certificates.

                      Credit enhancement for the Class B-3
                      Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6
                      Certificates.

                      Credit enhancement for the Class B-4
                      Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates.

                      Credit enhancement for the Class B-5
                      Certificates will consist of the subordination of the Class B-6 Certificates.

Shifting Interest:    Through the Distribution Date in June 2015, the
                      Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                      Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                      Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage
                      Loans. The prepayment percentages on the Subordinate
                      Certificates are as follows:

                         July 2005 - June 2015            0% Pro Rata Share
                         July 2015 - June 2016           30% Pro Rata Share
                         July 2016 - June 2017           40% Pro Rata Share
                         July 2017 - June 2018           60% Pro Rata Share
                         July 2018 - June 2019           80% Pro Rata Share
                         July 2019 and after            100% Pro Rata Share

                      Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

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                                                    COMPUTATIONAL MATERIALS FOR
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                      Any principal not allocated to the Subordinate
                      Certificates will be allocated to the Senior
                      Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from the Mortgage Loans, other than excess losses, will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; and second, to the Senior Certificates, pro-rata, until their class principal balances have been reduced to zero; provided however that any realized losses otherwise allocated to the Class A-5 Certificates will be allocated to the Class A-6 Certificates.

                      Excess losses from the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates.

Certificates Priority
of Distributions:

                      Available funds from the Mortgage Loans will be distributed in the following order of priority:

                     1) To the Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate;

                     2) To the Senior Certificates, principal, pro-rata, as follows:

                            (a) Pay 40%, sequentially, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates;

                            (b) Pay 60%, concurrently, to the Class A-5, Class A-6 and Class A-7 Certificates,;

                     3) To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1 Certificate Interest Rate;

                     4)    To the Class B-1 Certificates, principal;

                     5) To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2 Certificate Interest Rate;

                     6)     To the Class B-2 Certificates, principal;

                     7) To the Class B-3 Certificates, accrued and unpaid interest at the related Class B-3 Certificate Interest Rate;

                     8)     To the Class B-3 Certificates, principal;

                     9) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                     10)    To the Residual Certificate, any remaining amount.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

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                                                    COMPUTATIONAL MATERIALS FOR
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                                 MORTGAGE POOL
-------------------------------------------------------------------------------

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                                 Range
Total Number of Loans                                 1,036
Total Outstanding Balance                          $314,717,208
Average Loan Balance                                 $303,781           $27,978 to $1,500,000
WA Mortgage Rate                                      6.174%               4.875% to 8.625%
WA Mortgage Rate Net LPMI                             6.174%               4.875% to 8.625%
Net WAC                                               5.791%               4.492% to 8.242%
ARM Characteristics
WA Gross Margin                                       2.750%               2.750% to 2.750%
WA Months to First Roll                                120                    117 to 121
WA First Periodic Cap                                 5.000%               5.000% to 5.000%
WA Subsequent Periodic Cap                            1.000%               1.000% to 1.000%
WA Lifetime Cap                                      12.174%              10.875% to 14.625%
WA Lifetime Floor                                     2.750%               2.750% to 2.750%
WA Original Term (months)                              360                    360 to 360
WA Remaining Term (months)                             360                    357 to 360
WA Age (months)                                         0                       0 to 3
WA LTV                                                74.26%               13.31% to 95.00%
WA FICO                                                705
WA DTI%                                               37.34%
Secured by (% of pool) 1st Liens                     100.00%
2nd Liens                                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)      30.66%
Prepay Moves Exempted Soft                            30.66%
Hard                                                  0.00%
No Prepay                                             69.34%
Unknown Prepay                                        0.00%
Percent of IO                                         86.82%



----------------------------------------------------------------------------------------------------------------------------------
    Top 5 States      Top 5 Property Types     Documentation               Purpose               Occupancy        Original PP Term
----------------------------------------------------------------------------------------------------------------------------------


California    44.41%  Single Family 53.92%  Stated       53.27%  Purchase             56.38%  Primary     83.87%  None       69.34%
Virginia        7.77  PUD            23.41  Full          18.61  Refinance -Cashout   34.20   Investment   13.09  12 Months    0.73
Florida         6.73  Condo          13.55  No Doc        11.56  Refinance - Rate Term 9.41   Second Home   3.03  24 Months    0.38
Illinois        5.65  2-4 Family      8.20  No Ratio       5.92                                                   36 Months   29.55
Colorado        5.17  Townhouse       0.86  NINA           5.62
                      Cooperative     0.06  Fast Forward   5.03

----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
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                                 MORTGAGE POOL
-------------------------------------------------------------------------------


Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT        # OF        % OF        AVERAGE       GROSS     REMG                 ORIG
Product Types                        BALANCE        LOANS       TOTAL       BALANCE        WAC      TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/20 LIBOR                        $41,468,920        150       13.18%     $276,459      6.166%     360       700       74.14%
-----------------------------------------------------------------------------------------------------------------------------------
10/20 LIBOR IO                     273,248,288        886        86.82      308,407       6.175     360       706        74.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            $314,717,208      1,036      100.00%     $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





Current Mortgage Loan Principal Balances

-----------------------------------------------------------------------------------------------------------------------------------
Range of Current Mortgage             CURRENT        # OF        % OF        AVERAGE      GROSS    REMG                  ORIG
Loan Principal Balances               BALANCE        LOANS       TOTAL       BALANCE       WAC     TERM      FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------

$0.01 to $50,000.00                  $151,378          4        0.05%       $37,845      6.724%     360       715       80.80%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $100,000.00           3,062,808         37         0.97        82,779       6.372     360       686        70.63
-----------------------------------------------------------------------------------------------------------------------------------
$100,000.01 to $150,000.00         18,732,901        149         5.95       125,724       6.254     360       706        74.67
-----------------------------------------------------------------------------------------------------------------------------------
$150,000.01 to $200,000.00         27,582,109        154         8.76       179,105       6.208     360       706        73.63
-----------------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $250,000.00         28,902,724        129         9.18       224,052       6.159     360       708        75.13
-----------------------------------------------------------------------------------------------------------------------------------
$250,000.01 to $300,000.00         31,654,191        114        10.06       277,668       6.106     360       701        75.60
-----------------------------------------------------------------------------------------------------------------------------------
$300,000.01 to $350,000.00         40,115,448        123        12.75       326,142       6.145     360       703        76.76
-----------------------------------------------------------------------------------------------------------------------------------
$350,000.01 to $400,000.00         35,525,882         95        11.29       373,957       6.224     360       697        74.93
-----------------------------------------------------------------------------------------------------------------------------------
$400,000.01 to $450,000.00         27,298,209         64         8.67       426,535       6.272     360       700        74.84
-----------------------------------------------------------------------------------------------------------------------------------
$450,000.01 to $500,000.00         23,883,465         50         7.59       477,669       6.200     360       706        75.35
-----------------------------------------------------------------------------------------------------------------------------------
$500,000.01 to $550,000.00         15,843,154         30         5.03       528,105       6.165     360       699        72.89
-----------------------------------------------------------------------------------------------------------------------------------
$550,000.01 to $600,000.00         16,830,800         29         5.35       580,372       6.143     360       714        75.23
-----------------------------------------------------------------------------------------------------------------------------------
$600,000.01 to $650,000.00         14,596,226         23         4.64       634,619       6.156     360       703        73.01
-----------------------------------------------------------------------------------------------------------------------------------
$650,000.01 to $700,000.00          7,526,020         11         2.39       684,184       5.941     359       737        71.34
-----------------------------------------------------------------------------------------------------------------------------------
$700,000.01 to $750,000.00          3,645,200          5         1.16       729,040       6.569     359       718        64.93
-----------------------------------------------------------------------------------------------------------------------------------
$750,000.01 to $1,000,000.00       13,051,693         14         4.15       932,264       6.061     360       731        72.57
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000.01 to $1,500,000.00      6,315,000          5         2.01     1,263,000       5.912     359       690        56.67
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------


Geographic Distributions of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT        # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
State                            BALANCE        LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------

Alabama                         $557,600          2        0.18%      $278,800      6.604%     360       721       80.00%
-----------------------------------------------------------------------------------------------------------------------------------
Alaska                           516,500          2         0.16       258,250       6.417     360       700        78.10
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                        9,315,662         41         2.96       227,211       6.051     360       715        69.60
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                         162,000          1         0.05       162,000       6.000     360       772        80.00
-----------------------------------------------------------------------------------------------------------------------------------
California                   139,779,368        346        44.41       403,987       6.110     360       710        72.34
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                      16,272,517         69         5.17       235,834       6.106     360       709        78.99
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                    2,560,056         10         0.81       256,006       5.997     360       693        77.78
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia             565,170          2         0.18       282,585       6.420     360       683        79.95
-----------------------------------------------------------------------------------------------------------------------------------
Florida                       21,181,525         96         6.73       220,641       6.413     360       691        77.26
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                        3,299,320         12         1.05       274,943       6.027     359       720        73.30
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii                         1,629,800          4         0.52       407,450       5.974     360       695        79.82
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                            566,500          2         0.18       283,250       5.924     360       743        61.45
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                      17,784,015         70         5.65       254,057       6.314     360       702        78.02
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                          191,120          2         0.06        95,560       6.819     360       675        80.00
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                           284,400          2         0.09       142,200       6.047     360       696        80.00
-----------------------------------------------------------------------------------------------------------------------------------
Maine                            263,000          2         0.08       131,500       6.554     360       669        64.11
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                      16,177,415         56         5.14       288,882       6.198     360       686        77.15
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  3,368,400          9         1.07       374,267       6.406     360       711        75.41
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                       1,625,782         13         0.52       125,060       6.426     359       709        76.12
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                      2,807,876         15         0.89       187,192       6.175     360       686        79.18
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                         666,896          4         0.21       166,724       6.363     359       653        66.61
-----------------------------------------------------------------------------------------------------------------------------------
Montana                          196,000          1         0.06       196,000       6.125     359       783        73.52
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                         7,175,850         31         2.28       231,479       6.114     360       707        77.22
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                    575,000          2         0.18       287,500       6.632     359       702        71.88
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                     7,514,266         26         2.39       289,010       6.197     360       719        71.62
-----------------------------------------------------------------------------------------------------------------------------------
New York                      14,573,514         40         4.63       364,338       6.332     360       694        70.91
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                 3,229,940         14         1.03       230,710       6.075     360       741        76.26
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                           1,058,300          8         0.34       132,288       6.071     360       712        78.79
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                         694,000          2         0.22       347,000       5.625     360       751        51.66
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                         1,399,980          8         0.44       174,997       5.927     360       700        77.72
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                     327,920          3         0.10       109,307       6.225     360       707        80.00
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                     104,000          1         0.03       104,000       5.875     360       655        29.71
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                 1,553,800          5         0.49       310,760       5.630     359       725        71.16
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                         42,500          1         0.01        42,500       6.250     360       791        73.28
-----------------------------------------------------------------------------------------------------------------------------------
Texas                          3,509,503         24         1.12       146,229       6.256     360       681        79.03
-----------------------------------------------------------------------------------------------------------------------------------
Utah                           1,425,620          8         0.45       178,203       6.062     360       728        80.00
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                      24,449,444         71         7.77       344,358       6.231     360       699        75.62
-----------------------------------------------------------------------------------------------------------------------------------
Washington                     4,521,136         19         1.44       237,955       6.217     360       696        78.86
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                      2,299,313          9         0.73       255,479       6.440     360       667        74.83
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming                          492,200          3         0.16       164,067       6.325     360       659        76.40
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------



Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------

Original Loan-to-Value Ratios



-----------------------------------------------------------------------------------------------------------------------------------
Range of Original              CURRENT         # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Loan-to-Value Ratios           BALANCE         LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01% to 50.00%              $14,986,202         49        4.76%      $305,841      5.862%     360       715       41.38%
-----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%               6,036,182         21         1.92       287,437       5.798     360       716        52.49
-----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%              11,131,130         32         3.54       347,848       5.942     359       701        58.25
-----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%              20,141,227         55         6.40       366,204       5.919     360       706        63.42
-----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%              24,934,698         65         7.92       383,611       6.077     360       701        68.40
-----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%              27,569,511         85         8.76       324,347       6.226     360       703        73.72
-----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%             206,981,959        717        65.77       288,678       6.244     360       705        79.73
-----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%               1,398,391          5         0.44       279,678       6.470     360       704        89.28
-----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%               1,537,908          7         0.49       219,701       6.647     360       716        94.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Current Mortgage Rates

-----------------------------------------------------------------------------------------------------------------------------------
Range of Current               CURRENT         # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Mortgage Rates                 BALANCE         LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                $609,650          2        0.19%      $304,825      4.926%     360       764       57.41%
-----------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%              11,693,300         35         3.72       334,094       5.420     360       726        65.50
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%             129,894,091        411        41.27       316,044       5.845     360       717        71.78
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%             118,714,619        399        37.72       297,530       6.290     360       701        76.18
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              44,406,934        152        14.11       292,151       6.763     360       680        78.00
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               6,783,178         27         2.16       251,229       7.280     359       674        78.44
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               1,813,600          6         0.58       302,267       7.883     360       701        79.66
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                 411,830          2         0.13       205,915       8.266     359       639        78.61
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                 390,006          2         0.12       195,003       8.625     360       668        79.60
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Property Type


-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Property Type                 BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                                            12


                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------


Single Family               $169,685,639        554       53.92%      $306,292      6.137%     360       705       73.50%
-----------------------------------------------------------------------------------------------------------------------------------
PUD                           73,665,784        231        23.41       318,899       6.166     360       699        75.52
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                   42,659,371        166        13.55       256,984       6.253     360       714        75.76
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                    25,792,478         72         8.20       358,229       6.293     360       709        73.29
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                      2,721,100         11         0.86       247,373       6.179     360       702        73.19
-----------------------------------------------------------------------------------------------------------------------------------
Cooperative                      192,836          2         0.06        96,418       8.557     359       650        76.47
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





Loan Purpose


-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Loan Purpose                  BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                    $177,452,454        599       56.38%      $296,248      6.185%     360       713       77.94%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          107,635,181        341        34.20       315,646       6.201     360       693        69.53
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term         29,629,573         96         9.41       308,641       6.015     360       698        69.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Occupancy


-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Occupancy                     BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Primary                     $263,967,350        848       83.87%      $311,282      6.135%     360       702       74.72%
-----------------------------------------------------------------------------------------------------------------------------------
Investment                    41,204,258        153        13.09       269,309       6.374     360       724        71.07
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                    9,545,600         35         3.03       272,731       6.387     360       707        75.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





Remaining Months to Scheduled Maturity

-----------------------------------------------------------------------------------------------------------------------------------
Remaining Months              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------

                                 MORTGAGE POOL
-------------------------------------------------------------------------------



to Scheduled Maturity         BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
357                             $563,978          3        0.18%      $187,993      6.840%     357       653       75.46%
-----------------------------------------------------------------------------------------------------------------------------------
358                            9,405,355         27         2.99       348,346       6.358     358       686        73.28
-----------------------------------------------------------------------------------------------------------------------------------
359                           73,884,036        230        23.48       321,235       6.347     359       705        73.80
-----------------------------------------------------------------------------------------------------------------------------------
360                          230,863,839        776        73.36       297,505       6.110     360       706        74.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------






















Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------



Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Documentation                 BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Stated Income               $167,647,113        549       53.27%      $305,368      6.150%     360       703       75.91%
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation            58,558,436        222        18.61       263,777       6.025     360       713        76.05
-----------------------------------------------------------------------------------------------------------------------------------
No Documentation              36,373,640        131        11.56       277,661       6.444     360       689        67.59
-----------------------------------------------------------------------------------------------------------------------------------
No Ratio                      18,630,134         50         5.92       372,603       6.309     359       694        73.95
-----------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset            17,672,886         52         5.62       339,863       6.405     360       696        67.35
-----------------------------------------------------------------------------------------------------------------------------------
Fast Forward                  15,835,000         32         5.03       494,844       5.942     359       752        73.62
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Credit Scores

-----------------------------------------------------------------------------------------------------------------------------------
Range of                      CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Credit Scores                 BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                   $161,350          1        0.05%      $161,350      5.875%     359       NA        70.00%
-----------------------------------------------------------------------------------------------------------------------------------
601 to 620                     1,646,856          6         0.52       274,476       6.382     360       620        77.80
-----------------------------------------------------------------------------------------------------------------------------------
621 to 640                    22,077,187         71         7.01       310,946       6.347     360       632        73.16
-----------------------------------------------------------------------------------------------------------------------------------
641 to 660                    43,476,116        148        13.81       293,758       6.385     360       651        74.34
-----------------------------------------------------------------------------------------------------------------------------------
661 to 680                    50,263,499        170        15.97       295,668       6.304     360       671        74.19
-----------------------------------------------------------------------------------------------------------------------------------
681 to 700                    36,959,262        132        11.74       279,994       6.221     360       690        74.88
-----------------------------------------------------------------------------------------------------------------------------------
701 to 720                    41,658,127        131        13.24       318,001       6.068     360       711        75.55
-----------------------------------------------------------------------------------------------------------------------------------
721 to 740                    34,588,284        116        10.99       298,175       6.062     360       729        75.31
-----------------------------------------------------------------------------------------------------------------------------------
741 to 760                    34,219,428        104        10.87       329,033       6.013     360       750        75.11
-----------------------------------------------------------------------------------------------------------------------------------
761 to 780                    26,973,069         87         8.57       310,035       6.018     360       770        72.21
-----------------------------------------------------------------------------------------------------------------------------------
781 to 800                    16,287,081         47         5.18       346,534       5.995     360       789        70.78
-----------------------------------------------------------------------------------------------------------------------------------
801 to 820                     6,406,951         23         2.04       278,563       6.079     360       807        72.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Original Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
Original Prepayment            CURRENT        # OF        % OF        AVERAGE       GROSS       REMG                ORIG
Penalty Term                   BALANCE        LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------



None                        $218,230,832        685       69.34%      $318,585      6.195%     360       707       73.98%
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                      2,299,200          5         0.73       459,840       6.453     359       730        73.39
-----------------------------------------------------------------------------------------------------------------------------------
24 Months                      1,188,400          4         0.38       297,100       6.329     360       656        71.39
-----------------------------------------------------------------------------------------------------------------------------------
36 Months                     92,998,776        342        29.55       271,926       6.117     360       701        74.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------

80% LTV - PMI Analysis


-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE     GROSS      REMG                 ORIG
80% LTV - PMI Analysis        BALANCE          LOANS       TOTAL       BALANCE      WAC       TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
>80% LTV, with MI             $2,936,299         12      100.00%      $244,692      6.562%     360       710       91.78%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        $2,936,299         12      100.00%      $244,692      6.562%     360       710       91.78%
-----------------------------------------------------------------------------------------------------------------------------------




Months to Roll


-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Months to Roll                 BALANCE        LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
117                             $563,978          3        0.18%      $187,993      6.840%     357       653       75.46%
-----------------------------------------------------------------------------------------------------------------------------------
118                            9,405,355         27         2.99       348,346       6.358     358       686        73.28
-----------------------------------------------------------------------------------------------------------------------------------
119                           73,884,036        230        23.48       321,235       6.347     359       705        73.80
-----------------------------------------------------------------------------------------------------------------------------------
120                          229,591,330        771        72.95       297,784       6.110     360       706        74.45
-----------------------------------------------------------------------------------------------------------------------------------
121                            1,272,509          5         0.40       254,502       6.024     360       742        73.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





Gross Margins

-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT         # OF       % OF        AVERAGE       GROSS     REMG                ORIG
Range of Gross Margins         BALANCE         LOANS      TOTAL       BALANCE        WAC      TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.750%                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------



Maximum Mortgage Rates
-----------------------------------------------------------------------------------------------------------------------------------
Range of Maximum               CURRENT         # OF        % OF        AVERAGE       GROSS    REMG                 ORIG


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                MORTGAGE POOL
-------------------------------------------------------------------------------



Mortgage Rates                 BALANCE         LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              $609,650          2        0.19%      $304,825      4.926%     360       764       57.41%
-----------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%            11,693,300         35         3.72       334,094       5.420     360       726        65.50
-----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%           129,894,091        411        41.27       316,044       5.845     360       717        71.78
-----------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%           118,714,619        399        37.72       297,530       6.290     360       701        76.18
-----------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%            44,406,934        152        14.11       292,151       6.763     360       680        78.00
-----------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%             6,783,178         27         2.16       251,229       7.280     359       674        78.44
-----------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%             1,813,600          6         0.58       302,267       7.883     360       701        79.66
-----------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%               411,830          2         0.13       205,915       8.266     359       639        78.61
-----------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%               390,006          2         0.12       195,003       8.625     360       668        79.60
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------


Next Rate Adjustment Date

-----------------------------------------------------------------------------------------------------------------------------------
Next Rate                     CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Adjustment Date               BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
March 2015                      $563,978          3        0.18%      $187,993      6.840%     357       653       75.46%
-----------------------------------------------------------------------------------------------------------------------------------
April 2015                     9,405,355         27         2.99       348,346       6.358     358       686        73.28
-----------------------------------------------------------------------------------------------------------------------------------
May 2015                      73,884,036        230        23.48       321,235       6.347     359       705        73.80
-----------------------------------------------------------------------------------------------------------------------------------
June 2015                    229,591,330        771        72.95       297,784       6.110     360       706        74.45
-----------------------------------------------------------------------------------------------------------------------------------
July 2015                      1,272,509          5         0.40       254,502       6.024     360       742        73.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





Initial Fixed Period

-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Initial Fixed Period          BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------

120                         $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





Minimum Mortgage Rates
-----------------------------------------------------------------------------------------------------------------------------------
Range of Minimum              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------


Mortgage Rates                BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%            $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Initial Cap

-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Initial Cap                   BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000%                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Subsequent Cap

-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Subsequent Cap                BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000%                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------





DTI

-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT          # OF        % OF        AVERAGE       GROSS    REMG                 ORIG
Range of DTI                  BALANCE          LOANS       TOTAL       BALANCE        WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
No DTI                       $72,676,660        233       23.09%      $311,917      6.400%     360       692       69.16%
-----------------------------------------------------------------------------------------------------------------------------------
5.01% to 10.00%                  538,075          2         0.17       269,038       6.210     359       749        73.15
-----------------------------------------------------------------------------------------------------------------------------------
10.01% to 15.00%               2,746,612          8         0.87       343,327       6.008     360       726        56.66
-----------------------------------------------------------------------------------------------------------------------------------
15.01% to 20.00%               5,296,409         18         1.68       294,245       5.937     360       738        67.68
-----------------------------------------------------------------------------------------------------------------------------------
20.01% to 25.00%              10,719,433         40         3.41       267,986       6.093     360       712        72.86
-----------------------------------------------------------------------------------------------------------------------------------
25.01% to 30.00%              21,192,858         73         6.73       290,313       6.031     360       720        76.04
-----------------------------------------------------------------------------------------------------------------------------------
30.01% to 35.00%              33,145,515        115        10.53       288,222       6.032     360       711        74.40
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                 MORTGAGE POOL
-------------------------------------------------------------------------------



35.01% to 40.00%              63,351,822        202        20.13       313,623       6.094     360       713        75.87
-----------------------------------------------------------------------------------------------------------------------------------
40.01% to 45.00%              85,945,282        291        27.31       295,345       6.185     360       703        77.91
-----------------------------------------------------------------------------------------------------------------------------------
45.01% to 50.00%              17,029,532         47         5.41       362,330       6.050     360       696        74.26
-----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%               1,680,209          5         0.53       336,042       6.123     359       670        80.00
-----------------------------------------------------------------------------------------------------------------------------------
55.01% or greater                394,800          2         0.13       197,400       6.705     358       651        80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      $314,717,208      1,036      100.00%      $303,781      6.174%     360       705       74.26%
-----------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------



To Maturity
-----------


                 Percentage of Class A-1 Certificate Principal Balance Outstanding

             Date                      15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
------------------------------       ------------   ------------   ------------   -----------   ------------
Initial Percentage                       100           100            100            100            100
June 25, 2006                             73            64             55             46             37
June 25, 2007                             50            35             21              8              0
June 25, 2008                             30            12              0              0              0
June 25, 2009                             14             0              0              0              0
June 25, 2010                              1             0              0              0              0
June 25, 2011                              0             0              0              0              0
June 25, 2012                              0             0              0              0              0
June 25, 2013                              0             0              0              0              0
June 25, 2014                              0             0              0              0              0
June 25, 2015                              0             0              0              0              0
June 25, 2016                              0             0              0              0              0
June 25, 2017                              0             0              0              0              0
June 25, 2018                              0             0              0              0              0
June 25, 2019                              0             0              0              0              0
June 25, 2020                              0             0              0              0              0
June 25, 2021                              0             0              0              0              0
June 25, 2022                              0             0              0              0              0
June 25, 2023                              0             0              0              0              0
June 25, 2024                              0             0              0              0              0
June 25, 2025                              0             0              0              0              0
June 25, 2026                              0             0              0              0              0
June 25, 2027                              0             0              0              0              0
June 25, 2028                              0             0              0              0              0
June 25, 2029                              0             0              0              0              0
June 25, 2030                              0             0              0              0              0
June 25, 2031                              0             0              0              0              0
June 25, 2032                              0             0              0              0              0
June 25, 2033                              0             0              0              0              0
June 25, 2034                              0             0              0              0              0
June 25, 2035                              0             0              0              0              0

WAL(yrs)                                2.18          1.60           1.25           1.01           0.85








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


 To Maturity
 -----------


                  Percentage of Class A-2 Certificates Principal Balance Outstanding

              Date                      15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
 ------------------------------       ------------   ------------   ------------   -----------   ------------
 Initial Percentage                       100            100            100            100            100
 June 25, 2006                            100            100            100            100            100
 June 25, 2007                            100            100            100            100             86
 June 25, 2008                            100            100             86             26              0
 June 25, 2009                            100             81             12              0              0
 June 25, 2010                            100             22              0              0              0
 June 25, 2011                             57              0              0              0              0
 June 25, 2012                             16              0              0              0              0
 June 25, 2013                              0              0              0              0              0
 June 25, 2014                              0              0              0              0              0
 June 25, 2015                              0              0              0              0              0
 June 25, 2016                              0              0              0              0              0
 June 25, 2017                              0              0              0              0              0
 June 25, 2018                              0              0              0              0              0
 June 25, 2019                              0              0              0              0              0
 June 25, 2020                              0              0              0              0              0
 June 25, 2021                              0              0              0              0              0
 June 25, 2022                              0              0              0              0              0
 June 25, 2023                              0              0              0              0              0
 June 25, 2024                              0              0              0              0              0
 June 25, 2025                              0              0              0              0              0
 June 25, 2026                              0              0              0              0              0
 June 25, 2027                              0              0              0              0              0
 June 25, 2028                              0              0              0              0              0
 June 25, 2029                              0              0              0              0              0
 June 25, 2030                              0              0              0              0              0
 June 25, 2031                              0              0              0              0              0
 June 25, 2032                              0              0              0              0              0
 June 25, 2033                              0              0              0              0              0
 June 25, 2034                              0              0              0              0              0
 June 25, 2035                              0              0              0              0              0

WAL(yrs)                                 6.22           4.55           3.50            2.8           2.32


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


To Maturity
-----------

                 Percentage of Class A-3 Certificate Principal Balance Outstanding

             Date                      15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
------------------------------       ------------   ------------   ------------   -----------   ------------

Initial Percentage                       100            100            100            100            100
June 25, 2006                            100            100            100            100            100
June 25, 2007                            100            100            100            100            100
June 25, 2008                            100            100            100            100             85
June 25, 2009                            100            100            100             73             47
June 25, 2010                            100            100             74             44             22
June 25, 2011                            100             86             50             24              6
June 25, 2012                            100             64             31             10              0
June 25, 2013                             89             46             18              0              0
June 25, 2014                             72             32              7              0              0
June 25, 2015                             58             21              0              0              0
June 25, 2016                             44             11              0              0              0
June 25, 2017                             32              3              0              0              0
June 25, 2018                             22              0              0              0              0
June 25, 2019                             14              0              0              0              0
June 25, 2020                              7              0              0              0              0
June 25, 2021                              2              0              0              0              0
June 25, 2022                              0              0              0              0              0
June 25, 2023                              0              0              0              0              0
June 25, 2024                              0              0              0              0              0
June 25, 2025                              0              0              0              0              0
June 25, 2026                              0              0              0              0              0
June 25, 2027                              0              0              0              0              0
June 25, 2028                              0              0              0              0              0
June 25, 2029                              0              0              0              0              0
June 25, 2030                              0              0              0              0              0
June 25, 2031                              0              0              0              0              0
June 25, 2032                              0              0              0              0              0
June 25, 2033                              0              0              0              0              0
June 25, 2034                              0              0              0              0              0
June 25, 2035                              0              0              0              0              0

WAL(yrs)                               10.94           8.16           6.33           5.06           4.14


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


To Maturity
-----------

                 Percentage of Class A-4 Certificate Principal Balance Outstanding

             Date                      15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
------------------------------       ------------   ------------   ------------   -----------   ------------
Initial Percentage                       100            100            100            100            100
June 25, 2006                            100            100            100            100            100
June 25, 2007                            100            100            100            100            100
June 25, 2008                            100            100            100            100            100
June 25, 2009                            100            100            100            100            100
June 25, 2010                            100            100            100            100            100
June 25, 2011                            100            100            100            100            100
June 25, 2012                            100            100            100            100             82
June 25, 2013                            100            100            100             99             53
June 25, 2014                            100            100            100             69             35
June 25, 2015                            100            100             98             48             22
June 25, 2016                            100            100             72             33             14
June 25, 2017                            100            100             52             22              9
June 25, 2018                            100             89             38             15              6
June 25, 2019                            100             69             28             10              4
June 25, 2020                            100             53             20              7              2
June 25, 2021                            100             41             14              5              1
June 25, 2022                             87             31             10              3              1
June 25, 2023                             70             24              7              2              1
June 25, 2024                             56             18              5              1              *
June 25, 2025                             45             13              4              1              *
June 25, 2026                             35             10              3              1              *
June 25, 2027                             27              7              2              *              *
June 25, 2028                             21              5              1              *              *
June 25, 2029                             16              4              1              *              *
June 25, 2030                             11              3              *              *              *
June 25, 2031                              8              2              *              *              *
June 25, 2032                              5              1              *              *              *
June 25, 2033                              3              1              *              *              *
June 25, 2034                              1              *              *              *              *
June 25, 2035                              0              0              0              0              0

WAL(yrs)                               20.40          16.23          13.07          10.68           8.85



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


To Maturity
-----------

     Percentage of Class A-5, Class A-6 and Class A-7 Certificate Principal Balance Outstanding

             Date                      15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
------------------------------       ------------   ------------   ------------   -----------   ------------

Initial Percentage                       100            100            100            100            100
June 25, 2006                             84            78             73             68             62
June 25, 2007                             70            61             53             45             38
June 25, 2008                             58            47             38             30             24
June 25, 2009                             48            38             29             21             15
June 25, 2010                             41            30             21             15             10
June 25, 2011                             34            24             16             10              6
June 25, 2012                             29            19             12              7              4
June 25, 2013                             25            15              9              5              3
June 25, 2014                             21            12              7              4              2
June 25, 2015                             18            10              5              2              1
June 25, 2016                             15             8              4              2              1
June 25, 2017                             12             6              3              1              *
June 25, 2018                             10             5              2              1              *
June 25, 2019                              8             4              1              1              *
June 25, 2020                              7             3              1              *              *
June 25, 2021                              5             2              1              *              *
June 25, 2022                              4             2              1              *              *
June 25, 2023                              4             1              *              *              *
June 25, 2024                              3             1              *              *              *
June 25, 2025                              2             1              *              *              *
June 25, 2026                              2             1              *              *              *
June 25, 2027                              1             *              *              *              *
June 25, 2028                              1             *              *              *              *
June 25, 2029                              1             *              *              *              *
June 25, 2030                              1             *              *              *              *
June 25, 2031                              *             *              *              *              *
June 25, 2032                              *             *              *              *              *
June 25, 2033                              *             *              *              *              *
June 25, 2034                              *             *              *              *              *
June 25, 2035                              0             0              0              0              0

WAL(yrs)                                5.56          4.17           3.26           2.63           2.17



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


To Maturity
-----------

     Percentage of Class B-1, Class B-2 and Class B-3 Certificate Principal Balance Outstanding

             Date                      15% CPR        20% CPR        25% CPR        30% CPR        35% CPR
------------------------------       ------------   ------------   ------------   -----------   ------------
Initial Percentage                       100            100            100            100            100
June 25, 2006                            100            100            100            100            100
June 25, 2007                            100            100            100            100             93
June 25, 2008                             99             99             92             83             75
June 25, 2009                             99             82             69             58             49
June 25, 2010                             89             66             51             41             32
June 25, 2011                             75             53             38             28             20
June 25, 2012                             64             42             29             20             13
June 25, 2013                             54             33             21             14              9
June 25, 2014                             46             27             16             10              6
June 25, 2015                             39             21             12              7              4
June 25, 2016                             32             17              9              5              2
June 25, 2017                             27             13              6              3              1
June 25, 2018                             22             10              5              2              1
June 25, 2019                             18              8              3              1              1
June 25, 2020                             15              6              2              1              *
June 25, 2021                             12              5              2              1              *
June 25, 2022                             10              3              1              *              *
June 25, 2023                              8              3              1              *              *
June 25, 2024                              6              2              1              *              *
June 25, 2025                              5              1              *              *              *
June 25, 2026                              4              1              *              *              *
June 25, 2027                              3              1              *              *              *
June 25, 2028                              2              1              *              *              *
June 25, 2029                              2              *              *              *              *
June 25, 2030                              1              *              *              *              *
June 25, 2031                              1              *              *              *              *
June 25, 2032                              1              *              *              *              *
June 25, 2033                              *              *              *              *              *
June 25, 2034                              *              *              *              *              *
June 25, 2035                              0              0              0              0              0

WAL(yrs)                                9.88           7.47           6.11           5.25           4.57



















Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------



                                Class A-1 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%           20%             25%            30%            35%
                          CPB           CPB             CPB            CPB            CPB
      Price (%)        Yield (%)     Yield (%)       Yield (%)      Yield (%)      Yield (%)
=============================================================================================
       101.15            5.083          4.825          4.553          4.265          3.960
       101.17            5.073          4.812          4.536          4.245          3.936
       101.19            5.063          4.799          4.519          4.224          3.911
       101.21            5.053          4.785          4.502          4.204          3.887
       101.23            5.043          4.772          4.486          4.183          3.863
       101.25            5.033          4.759          4.469          4.163          3.838
       101.27            5.023          4.745          4.452          4.142          3.814
       101.29            5.013          4.732          4.435          4.122          3.790
       101.31            5.003          4.719          4.419          4.102          3.765
       101.33            4.993          4.706          4.402          4.081          3.741
       101.35            4.983          4.692          4.385          4.061          3.717

      WAL(yrs)           2.18           1.60           1.25           1.01           0.85
Payment Window       Jul05 - Jul10  Jul05 - Mar09  Jul05 - May08  Jul05 - Oct07  Jul05 - May07
---------------------------------------------------------------------------------------------


                              Class A-1 Yield Table (To Maturity)
---------------------------------------------------------------------------------------------
                           15             20            25              30             35
                          CPR            CPR            CPR            CPR            CPR
                      To Maturity    To Maturity    To Maturity    To Maturity    To Maturity
---------------------------------------------------------------------------------------------
      Price (%)        Yield (%)      Yield (%)      Yield (%)      Yield (%)      Yield (%)
=============================================================================================
       101.15            5.083          4.825          4.553          4.265          3.960
       101.17            5.073          4.812          4.536          4.245          3.936
       101.19            5.063          4.799          4.519          4.224          3.911
       101.21            5.053          4.785          4.502          4.204          3.887
       101.23            5.043          4.772          4.486          4.183          3.863
       101.25            5.033          4.759          4.469          4.163          3.838
       101.27            5.023          4.745          4.452          4.142          3.814
       101.29            5.013          4.732          4.435          4.122          3.790
       101.31            5.003          4.719          4.419          4.102          3.765
       101.33            4.993          4.706          4.402          4.081          3.741
       101.35            4.983          4.692          4.385          4.061          3.717

       WAL(yrs)          2.18           1.60           1.25           1.01           0.85
Payment Window       Jul05 - Jul10  Jul05 - Mar09  Jul05 - May08  Jul05 - Oct07  Jul05 - May07
---------------------------------------------------------------------------------------------





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                Class A-2 Yield Table (To CPB)
------------------------------------------------------------------------------------------------
                          15%           20%            25%            30%            35%
                          CPB           CPB            CPB            CPB            CPB
      Price (%)        Yield (%)     Yield (%)      Yield (%)      Yield (%)      Yield (%)
================================================================================================
       101.65            5.465          5.344          5.209          5.061         4.909
       101.67            5.461          5.339          5.202          5.053         4.900
       101.69            5.457          5.334          5.196          5.045         4.891
       101.71            5.453          5.329          5.190          5.038         4.881
       101.73            5.450          5.324          5.183          5.030         4.872
       101.75            5.446          5.319          5.177          5.022         4.863
       101.77            5.442          5.314          5.171          5.014         4.854
       101.79            5.438          5.309          5.164          5.007         4.845
       101.81            5.434          5.304          5.158          4.999         4.835
       101.83            5.430          5.299          5.152          4.991         4.826
       101.85            5.427          5.294          5.145          4.983         4.817

      WAL(yrs)           6.22           4.55           3.50           2.80           2.32
Payment Window       Jul10 - Dec12  Mar09 - Dec10  May08 - Sep09  Oct07 - Oct08  May07 - Mar08
------------------------------------------------------------------------------------------------


                              Class A-2 Yield Table (To Maturity)
--------------------------------------------------------------------------------------------------
                           15            20              25             30              35
                          CPR            CPR             CPR            CPR             CPR
                     To Maturity    To Maturity     To Maturity    To Maturity     To Maturity
--------------------------------------------------------------------------------------------------
      Price (%)        Yield (%)      Yield (%)      Yield (%)       Yield (%)       Yield (%)
==================================================================================================
       101.65           5.465          5.344          5.209            5.061            4.909
       101.67           5.461          5.339          5.202            5.053            4.900
       101.69           5.457          5.334          5.196            5.045            4.891
       101.71           5.453          5.329          5.190            5.038            4.881
       101.73           5.450          5.324          5.183            5.030            4.872
       101.75           5.446          5.319          5.177            5.022            4.863
       101.77           5.442          5.314          5.171            5.014            4.854
       101.79           5.438          5.309          5.164            5.007            4.845
       101.81           5.434          5.304          5.158            4.999            4.835
       101.83           5.430          5.299          5.152            4.991            4.826
       101.85           5.427          5.294          5.145            4.983            4.817

       WAL(yrs)         6.22           4.55           3.50             2.80             2.32
Payment Window      Jul10 - Dec12  Mar09 - Dec10  May08 - Sep09    Oct07 - Oct08    May07 - Mar08
---------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------



                                Class A-3 Yield Table (To CPB)
----------------------------------------------------------------------------------------------
                          15%            20%             25%          30%            35%
                          CPB            CPB             CPB          CPB            CPB
      Price (%)        Yield (%)      Yield (%)       Yield (%)     Yield (%)      Yield (%)
==============================================================================================
       101.75            5.563          5.518          5.449          5.364          5.269
       101.77            5.560          5.515          5.445          5.359          5.264
       101.79            5.557          5.512          5.442          5.355          5.258
       101.81            5.555          5.508          5.438          5.350          5.253
       101.83            5.552          5.505          5.434          5.345          5.248
       101.85            5.549          5.502          5.430          5.341          5.242
       101.87            5.546          5.499          5.426          5.336          5.237
       101.89            5.544          5.496          5.422          5.332          5.231
       101.91            5.541          5.493          5.419          5.327          5.226
       101.93            5.538          5.489          5.415          5.322          5.220
       101.95            5.535          5.486          5.411          5.318          5.215

       WAL(yrs)          9.43           7.91           6.33           5.06           4.14
Payment Window       Dec12 - Jun15  Dec10 - Jun15  Sep09 - May15  Oct08 - Jun13  Mar08 - Jan12
----------------------------------------------------------------------------------------------



                              Class A-3 Yield Table (To Maturity)
----------------------------------------------------------------------------------------------
                            15            20            25            30              35
                           CPR           CPR           CPR           CPR             CPR
                      To Maturity   To Maturity   To Maturity   To Maturity     To Maturity
----------------------------------------------------------------------------------------------
      Price (%)        Yield (%)     Yield (%)      Yield (%)     Yield (%)       Yield (%)
==============================================================================================
       101.75            5.606         5.528          5.449          5.364          5.269
       101.77            5.603         5.525          5.445          5.359          5.264
       101.79            5.601         5.522          5.442          5.355          5.258
       101.81            5.598         5.519          5.438          5.350          5.253
       101.83            5.596         5.516          5.434          5.345          5.248
       101.85            5.593         5.513          5.430          5.341          5.242
       101.87            5.591         5.510          5.426          5.336          5.237
       101.89            5.588         5.506          5.423          5.332          5.231
       101.91            5.586         5.503          5.419          5.327          5.226
       101.93            5.583         5.500          5.415          5.322          5.220
       101.95            5.581         5.497          5.411          5.318          5.215

       WAL(yrs)         10.94          8.16           6.33           5.06           4.14
Payment Window      Dec12 - Nov21  Dec10 - Jan18  Sep09 - Jun15  Oct08 - Jun13  Mar08 - Jan12
----------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------


                                Class A-4 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%            20%            25%            30%           35%
                          CPB            CPB            CPB            CPB           CPB
      Price (%)        Yield (%)      Yield (%)      Yield (%)      Yield (%)     Yield (%)
=============================================================================================
       101.75            5.576          5.576          5.576          5.563          5.533
       101.77            5.573          5.573          5.573          5.560          5.530
       101.79            5.571          5.571          5.571          5.557          5.527
       101.81            5.568          5.568          5.568          5.554          5.524
       101.83            5.565          5.565          5.565          5.552          5.521
       101.85            5.563          5.563          5.563          5.549          5.518
       101.87            5.560          5.560          5.560          5.546          5.515
       101.89            5.557          5.557          5.557          5.543          5.512
       101.91            5.555          5.555          5.555          5.541          5.509
       101.93            5.552          5.552          5.552          5.538          5.506
       101.95            5.549          5.549          5.549          5.535          5.503

       WAL(yrs)          9.99           9.99           9.99           9.42           8.36
Payment Window       Jun15 - Jun15  Jun15 - Jun15  May15 - Jun15  Jun13 - Jun15  Jan12 - Jun15
---------------------------------------------------------------------------------------------


                              Class A-4 Yield Table (To Maturity)
---------------------------------------------------------------------------------------------
                           15             20             25              30           35
                          CPR            CPR            CPR             CPR           CPR
                     To Maturity    To Maturity    To Maturity     To Maturity   To Maturity
---------------------------------------------------------------------------------------------
      Price (%)        Yield (%)      Yield (%)      Yield (%)      Yield (%)     Yield (%)
=============================================================================================
       101.75            5.733          5.694          5.647          5.598         5.551
       101.77            5.731          5.692          5.645          5.595         5.548
       101.79            5.730          5.690          5.642          5.593         5.545
       101.81            5.728          5.688          5.640          5.590         5.542
       101.83            5.726          5.686          5.638          5.588         5.539
       101.85            5.725          5.684          5.636          5.585         5.536
       101.87            5.723          5.682          5.634          5.583         5.533
       101.89            5.721          5.681          5.631          5.580         5.530
       101.91            5.720          5.679          5.629          5.578         5.527
       101.93            5.718          5.677          5.627          5.575         5.524
       101.95            5.716          5.675          5.625          5.573         5.521

       WAL(yrs)         20.40          16.23          13.07          10.68          8.85
Payment Window      Nov21 - Jun35  Jan18 - Jun35  Jun15 - Jun35  Jun13 - Jun35  Jan12 - Jun35
---------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                     INDX 2005-AR11
-------------------------------------------------------------------------------




                    Class A-5, Class A-6 and Class A-7 Yield Table (To CPB)
---------------------------------------------------------------------------------------------
                          15%            20%            25%            30%            35%
                          CPB            CPB            CPB            CPB            CPB
      Price (%)        Yield (%)      Yield (%)      Yield (%)      Yield (%)      Yield (%)
=============================================================================================
       101.90            5.265          5.142          5.001          4.841          4.664
       101.92            5.26           5.136          4.993          4.832          4.654
       101.94            5.255          5.129          4.986          4.823          4.644
       101.96            5.250          5.123          4.979          4.815          4.633
       101.98            5.244          5.117          4.971          4.806          4.623
       102.00            5.239          5.111          4.964          4.797          4.613
       102.02            5.234          5.105          4.956          4.789          4.603
       102.04            5.229          5.099          4.949          4.780          4.593
       102.06            5.224          5.093          4.942          4.771          4.582
       102.08            5.219          5.086          4.934          4.763          4.572
       102.10            5.214          5.080          4.927          4.754          4.562

       WAL(yrs)          4.70           3.80           3.10           2.56           2.14
Payment Window       Jul05 - Jun15  Jul05 - Jun15  Jul05 - Jun15  Jul05 - Jun15  Jul05 - Jun15
---------------------------------------------------------------------------------------------



                 Class A-5, Class A-6 and Class A-7 Yield Table (To Maturity)
-----------------------------------------------------------------------------------------------
                           15             20            25               30             35
                          CPR            CPR            CPR             CPR            CPR
                      To Maturity    To Maturity    To Maturity     To Maturity    To Maturity
-----------------------------------------------------------------------------------------------
      Price (%)        Yield (%)      Yield (%)      Yield (%)      Yield (%)      Yield (%)
===============================================================================================
       101.90            5.335          5.189          5.030          4.858          4.674
       101.92            5.330          5.183          5.023          4.850          4.664
       101.94            5.326          5.177          5.016          4.841          4.653
       101.96            5.321          5.171          5.009          4.833          4.643
       101.98            5.317          5.165          5.002          4.824          4.633
       102.00            5.312          5.160          4.994          4.815          4.623
       102.02            5.307          5.154          4.987          4.807          4.613
       102.04            5.303          5.148          4.980          4.798          4.603
       102.06            5.298          5.142          4.973          4.790          4.593
       102.08            5.294          5.136          4.966          4.781          4.583
       102.10            5.289          5.131          4.959          4.773          4.573

       WAL(yrs)          5.56           4.17           3.26           2.63           2.17
Payment Window       Jul05 - Jun35  Jul05 - Jun35  Jul05 - Jun35  Jul05 - Jun35  Jul05 - Jun35
-----------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.